Exhibit 99.1

Investor Presentation First Quarter 2009

Cautionary Note Regarding Forward-Looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus Holdings, Ltd. ("Validus") will be able to consummate the proposed transaction on the terms set forth in our offer; 2) uncertainty as to the actual premium that will be realized by IPC Holdings, Ltd. ("IPC") shareholders in connection with our offer; 3) uncertainty as to the long term value of Validus' common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus' and IPC's risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) our limited operating history; 9) our ability to successfully implement our business strategy during "soft" as well as "hard" markets; 10) adequacy of Validus' and IPC's loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot Holdings Ltd. or new business ventures we may start; 18) the effect on Validus' and IPC's investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed transaction, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from Validus' offer for IPC, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about a potential acquisition with IPC. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of Validus. Additional Information about the Proposed Transaction and Where to Find It: This presentation relates to the offer to be commenced by Validus to exchange each issued and outstanding common share of IPC for 1.2037 common shares of Validus. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary Prospectus/Offer to Exchange to be included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the "Exchange Offer Documents") that Validus intends to file with the SEC. The Validus exchange offer will be made only through the Exchange Offer Documents. This presentation is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC's shareholders in connection with the proposed transaction. Validus has filed a preliminary proxy statement with the SEC seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the "Opposition Proxy Statement"), and a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed amalgamation between IPC and Validus (the "Validus Share Issuance Proxy Statement"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, when filed, are available free of charge at the SEC's website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000. Participants in the Solicitation: Validus, its directors, and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed transaction. Information about Validus' directors and participant executive officers is available in Validus' proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed underwriting income, operating income, and diluted book value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non- GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-U.S.$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). A reconciliation of the non GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation.

Validus Overview Focus on short-tail (re)insurance Outstanding first quarter financial performance Superior increases in book value Poised for profitable growth Transparent risk disclosure

Primary Shares Outstanding: 75,828,922 Share Price (March 31, 2009): $23.68 Primary Market Capitalization: Annual Dividend/Yield : $0.80 per share (3.4%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs $1.80bn Selected Market Information

Validus is Diversified in Short-Tail Specialty Classes Validus Re GPW LTM GPW Through March 31, 2009: $766.8 million LTM GPW of $1.45 billion Balanced by Class: 47% Property, 30% Marine, 23% Specialty Note: $1.45bb consolidated GPW reflects $51.2mm intersegment eliminations; $766.8mm and $735.1mm segment GPW do not. LTM = Last Twelve Months Talbot GPW LTM GPW Through March 31, 2009: $735.1million

Balanced Between Insurance and Reinsurance Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Focused on Short-Tail Specialty Classes Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Property Cat Reinsurance is Important But Not Dominant Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Talbot 2008 Market Share by Lloyd's Class of Business Note: Market share expressed as a % of gross premium for 2008. Source: Lloyd's

Current Market Dynamics Reinsurance industry capital and capacity has been materially depleted U.S. Statutory surplus was down 11%, or ~$60 billion in 20081 Limited access to replacement capital and new capacity Disrupted capital markets and depressed valuations mean reloading by incumbents is difficult/expensive Hedge fund issues limiting collateralized capacity and sidecar activity Cat bond market is less of a competitive threat Further challenges in new company formations Demand for reinsurance is increasing Primary companies facing capital depletion with constricted capital alternatives Need to manage risk leaves reinsurance as one of the few capital alternatives available Market Opportunities Supply and Demand Highly public asset quality issues leading buyers to rethink counterparty risk Rate changes will be manifested first in capital intensive, demand driven products, e.g. catastrophe and energy lines Opportunity to expand into longer-tail lines if/when market conditions warrant 1 Source: A.M. Best Company 2 Source: Business Insurance

Validus Reported Excellent First Quarter 2009 Results 1Reconciliations of VR diluted book value per share, operating income and operating ROAE, non-GAAP financial measures, to book value per share, net income and ROAE are presented in the appendix Source: SNL Financial 16.9% growth in gross premiums written (23.9% at Validus Re and 12.9% at Talbot) 75% combined ratio (57.1% at Validus Re and 91.5% at Talbot) Net operating income of $100.4 million and diluted operating EPS of $1.27 Net income of $94.9 million and diluted EPS of $1.20 Diluted book value per share of $24.65 19.2% ROAE and 20.3% operating ROAE Peer Comparison - Q1 2009 Operating ROAE Validus Q1 2009 Highlights 1

Validus Holdings, Ltd. - Quarterly Overview Gross premiums written increased by 16.9% 23.9% increase in Validus Re segment 12.9% in Talbot segment Net underwriting income increased by 55.4% 9.2% growth in net premiums earned Combined ratio improved by 7.4 percentage points Net investment income decreased 25.7% Decrease of 12.7% sequentially Impact of higher cash balances and lower yields Net operating income increased by 53.2% to $100.4 million Diluted net operating EPS of $1.27 Note (1): Current quarter events: $6.9mm windstorm Klaus, $6.6mm Australian wildfires

Validus Re - Quarterly Segment Results Gross premiums written increased by 23.9% ($79.1 million) $42.3 million increase in property $37.5 million increase in marine Rate increases of 10 to 15% globally at Jan 1 Property Late renewals for US cat - market well behaved and disciplined Virtually no new capacity for per risk Increased penetration in international property Marine Rate increases of 25 to 30% in the Gulf of Mexico; no major new capacity Shift in mix to proportional; overall reduction in net limits exposed Note (1): Current quarter events: $6.9mm windstorm Klaus, $6.6mm Australian wildfires

Talbot - Quarterly Segment Results Gross premiums written increased by 12.9% ($26.1 million) 25.2% on a constant currency basis ($50.8 million) Rate increases in 16 of 18 classes Contributions from new ventures to gross premiums written: $9.3 million from Validus Reaseguros $9.0 million from Onshore Energy Note (1): Current quarter events: Nil

Investment Portfolio at March 31, 2009 Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims No exposure to alternative asset classes, equities, derivatives Comprehensive portfolio disclosure Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (1.8 years as of March 31, 2009) Investment yield: 3.18% (1) Note (1): Annualized effective investment yield for the quarter is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments.

Loss Reserves at March 31, 2009 Validus Gross Reserve Mix As of March 31, 2009 Gross reserves for losses and loss expenses of $1.32 billion IBNR represents 43.6% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development: $113.3mm since acquisition $54.7mm during 2008 Favorable reserve development in Q109 of $8.1mm Talbot reserve release of $6.2mm Validus reserve release of $1.9mm Observations

Growth in Diluted Book Value Per Share Growth in diluted book value per share plus accumulated dividends 13.6% compounded annual growth through March 31, 2009

Change in 2008 Diluted BV/Share plus Dividends - P/C Industry Universe: 55 public listed P&C companies reporting through February 18, 2009 Results: 16 companies (29.1%) reported positive change in 2008 diluted BV/share plus dividends Range: From +15.0% (FMR) to -67.0% (XL), Average of -9.6% Source: SNL Financial and company reports

First Quarter 2009 Change in Diluted Book Value Per Share Note (1): Diluted book value per share calculation includes impact of quarterly dividends Note(2): Reconciliations of VR diluted book value per share are presented in the appendix Source: SNL Financial and company reports

Catastrophe Reinsurance Market Update Significant Pricing Gains in Property Lines since 2001 10-15% rate increases at January 1, 2009 Rate pressures building through the year Capacity shortages appearing Expect June 1 renewals to show 15-20% rate increases Legislation pending for reduction in TICL layer; $12 billion over six years Estimated additional private market demand of $500- $700 million of limit per year World ROL Index (2001-2009) Source: Guy Carpenter The World Catastrophe Reinsurance Market 2009 Pricing Florida Validus Position Very attractive market Validus' current in-force FL residential premium is $55 million on a gross basis

Ability to Scale Platform Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational chart see the company's most recent Annual Report on Form 10-K Singapore representative office Miami office targeting Latin America Onshore Energy Aviation Flexible and Efficient Operating Platform

Transparent Risk Disclosure - April 1, 2009 Portfolio 1:100 year PML equal to 21.2% of March 31, 2009 capital, 24.4% of shareholders' equity Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers' compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Realistic Disaster Scenarios - January 1, 2009 Portfolio

Investor Presentation - Appendix First Quarter 2009

Net Operating Income Reconciliation

Diluted Book Value Per Share Reconciliation